SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 5, 2001
                    -----------------------------------------

                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                  001-8368                   51-0228924
          (State of          (Commission File No.)          (IRS Employer
           Incorporation)                             Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     The United States Bankruptcy Court for the District of Delaware has entered an order approving employment and indemnification agreements with Ronald A. Rittenmeyer under which Mr. Rittenmeyer will become Chairman of the Board, President and Chief Executive Officer of the Company. At the same time, the Bankruptcy Court approved termination and consulting agreements with David E. Thomas, Jr. and Grover C. Wrenn.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETY-KLEEN CORP.



Date:  September 10, 2001         By:  /s/ Henry H. Taylor
                                      ----------------------------
                                      Henry H. Taylor
                                      Senior Vice President, General Counsel and
                                      Secretary